SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2006

TALLY-HO VENTURES, INC.
(Exact name of Registrant as specified in its charter)

333-104631
(Commission File No.)

Delaware	43-1988542
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(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

115 Route d´Arlon

L-8311 Capellen

Luxembourg

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Registrant’s address

 011-352-26301540
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Registrant's telephone number, including area code

Check the appropriate box below of the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure, election, or appointment of directors or officers.

On June 23, 2006 Tally-Ho Ventures, Inc. (the “Company”) announced through a press release that it had promoted Mr. Nigel Gregg to President and Chief Executive Officer, effective July 1, 2006. Mr. Peter Smith, the current President and Chief Executive Officer, has been named Chairman of the Board of the Company. Neither Mr. Gregg nor Mr. Smith have an employment agreement with the Company for their new positions and neither of them has any family relationship with any other employee, officer or director of the Company. Neither is an officer or director of any other reporting company. Neither has had a direct or indirect material interest in any transaction, or proposed transaction, to which the Company was or is to be a party. A copy of the press release issued by the Company is attached as Exhibit 10.01.

Item 9.01 Exhibits.

Exhibit 10.1 Press Release dated June 23, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLY-HO VENTURES, INC.
Registrant

Date: July 10, 2006

/s/ Peter Smith
Peter Smith, President

EXHIBIT INDEX

Exhibit	Description

10.1	Press Release dated June 23, 2006